UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2018 (January 1, 2018)

SANDY SPRING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17801 Georgia Avenue, Olney, Maryland 20832

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 774-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 1, 2018, Sandy Spring Bancorp, Inc. (the “Company”) completed its previously announced merger with WashingtonFirst Bankshares, Inc. (“WashingtonFirst”) pursuant to the Agreement and Plan of Merger, dated as of May 15, 2017 (the “Merger Agreement”), by and among the Company, Touchdown Acquisition, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), and WashingtonFirst, pursuant to which (i) Merger Sub merged with and into WashingtonFirst (the “First-Step Merger”), with WashingtonFirst surviving, and (ii) immediately following the completion of the First-Step Merger, WashingtonFirst merged with and into the Company (together with the First-Step Merger, the “Integrated Mergers”), with the Company surviving. Following the consummation of the Integrated Mergers, WashingtonFirst Bank merged with and into Sandy Spring Bank, with Sandy Spring Bank surviving such merger (together with the Integrated Mergers, the “Transactions”). On January 2, 2018, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of the Transactions and other related matters. The purpose of this filing is to amend the Form 8-K filed on January 2, 2018, to include the information required by Item 9.01(a) and Item 9.01(b).

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of WashingtonFirst as of December 31, 2016 and 2015, and for each of the three years ended December 31, 2016, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm, filed on WashingtonFirst’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of WashingtonFirst as of September 30, 2017, and for the three and nine months ended September 30, 2017 and 2016, as well as the accompanying notes thereto, filed on WashingtonFirst’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017, are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016, giving effect to the merger between the Company and WashingtonFirst, are filed as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits.

23.1	Consent of BDO USA, LLP
99.1	Audited consolidated financial statements of WashingtonFirst Bankshares, Inc. as of December 31, 2016 and 2015 and for each of the three years ended December 31, 2016, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K filed by WashingtonFirst on March 14, 2017 (File No. 001-35768))
99.2	Unaudited consolidated financial statements of WashingtonFirst Bankshares, Inc. as of September 30, 2017 and for the three and nine months ended September 30, 2017 and 2016, as well as the accompanying notes thereto (incorporated by reference to the Quarterly Report on Form 10-Q filed by WashingtonFirst on November 8, 2017 (File No. 001-35768))
99.3	Unaudited pro forma condensed combined financial statements of the Company as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016, giving effect to the merger between the Company and WashingtonFirst

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
(Registrant)

Date: March 15, 2018	By:	/s/ Ronald E. Kuykendall
Ronald E. Kuykendall
General Counsel and Secretary

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